UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 24, 2006


                             AEGIS ASSESSMENTS, INC.
        (Exact name of small business issuer as specified in its charter)



                        Commission file number 000-50213



           Delaware                                 72-1525702
----------------------------------     ------------------------------------
(State or other jurisdiction           (I.R.S. Employer Identification No.)
of incorporation or organization)



              7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258
                    (Address of principal executive offices)



                                  480.778.9140
                           (Issuer's telephone number)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2006 the company received, via certified mail, notice that Michael J. McBride has resigned as a director. The notice was dated January 1, 2006 and read as follows: "Please accept this letter as my formal notice of resignation from the board of Aegis Assessments effective January 1, 2006.
I appreciate having had the opportunity of being a member of the board of Aegis Assessments, Inc. for the last two years and offer my best wishes for your continued success."

ITEM 9.01 Exhibits
------------------

17   Resignation Letter


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 26, 2006


Aegis Assessments, Inc.



/s/ Richard Reincke
--------------------------
Richard Reincke
Secretary and President